Related Party Transactions	6 Months Ended
Jun. 30, 2011
Related Party Transactions [Abstract]
Related Party Transactions

17. Related Party Transactions

Two of the Company's directors serve on the boards of directors of RPX clients. The Company recognized subscription fee revenue related to these clients of $505,000, $2.7 million, $1.3 million (unaudited) and $1.3 million (unaudited), for the years ended December 31, 2009 and 2010 and the six months ended June 30, 2010 and 2011, respectively. In March 2009, the Company additionally sold certain patent assets to one of these clients for a total cash consideration of $1.5 million. As of December 31, 2009, December 31 2010 and June 30, 2011 (unaudited) there were no receivables due from either of these clients.

In April 2011, the Company sold an aggregate of 105,708 shares of its common stock at a price of $14.19 per share to two members of its board of directors (unaudited).